EXHIBIT 10.1

SHARE PURCHASE WARRANT

No.

BAIXO RELOCATION SERVICES INC.

(Incorporated under the laws of the State of Nevada)

WARRANTS FOR ____SHARES OF COMMON STOCK

THE WARRANTS REPRESENTED HEREBY ARE NON-TRANSFERABLE AND WILL BE VOID AND OF NO VALUE UNLESS EXERCISED ON OR BEFORE 5:00 P.M. (EASTERN STANDARD TIME) ON DECEMBER 1, 2019.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE LAWS OF ANY STATE, AND HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION PERTAINING TO SUCH SECURITIES AND PURSUANT TO A REPRESENTATION BY THE SECURITY HOLDER NAMED HEREON THAT SAID SECURITIES HAVE BEEN ACQUIRED FOR PURPOSES OF INVESTMENT AND NOT FOR PURPOSES OF DISTRIBUTION. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION, OR THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION. FURTHERMORE, NO OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS TO TAKE PLACE WITHOUT THE PRIOR WRITTEN APPROVAL OF COUNSEL TO THE COMPANY BEING AFFIXED TO THIS CERTIFICATE. THE STOCK TRANSFER AGENT HAS BEEN ORDERED TO EFFECTUATE TRANSFERS OF THIS CERTIFICATE ONLY IN ACCORDANCE WITH THE ABOVE INSTRUCTIONS.

SHARE PURCHASE WARRANT

(collectively, the “Warrants”)

This is to certify that, for value received, _____ (the “Holder”), is entitled to purchase up to a total of ____ fully paid and non-assessable shares of the $0.001 par value common stock (each a “Warrant Share”) of Baixo Relocation Services Inc., a Nevada corporation (the “Company”) for the period commencing upon the date of issuance of this Warrant by the Company, that being on December 1, 2016 and ending at 5:00 p.m. (Eastern Standard Time) on December 1, 2019 (the “Time of Expiry”), at the exercise price of $0.40 for each one full Warrant Share (the “Warrant Exercise Price”).

This Warrant is subject to the terms and conditions contained hereinbelow together with the terms and conditions which are attached to this Warrant as Schedule “A”.

1

The right to purchase Warrant Shares may be exercised by the Holder in accordance any time prior to the Time of Expiry: (i) by duly completing in the manner indicated and executing the subscription form attached hereto: (ii) by surrendering this Warrant to the Company at its executive office located in Toronto, Ontario, Canada; and (iii) by paying the Warrant Exercise Price for the Warrant Shares subscribed either in cash or by certified cheque or money order payable to the order of the Company. Upon said surrender and payment, the Company will issue to the Holder of the subscription form the number of Warrant Shares subscribed for and Holder will become a shareholder of the Company in respect of the Warrant Shares as of the date of such surrender and payment. Subject to the terms and conditions of this Warrant, the Company will, as soon as practicable after surrender and payment, mail to the person or persons at the address or addresses specified in the subscription form a certificate evidencing the Warrant Shares subscribed for. If the Holder of this Warrant subscribes for a lesser number of Warrant Shares than the number of Warrant Shares referred to in this Warrant, the Holder shall be entitled to receive a further Warrant in respect of Warrant Shares not subscribed for.

The Holder of this Warrant may surrender this Warrant to the Company at its executive office located in Toronto, Ontario, Canada, in exchange for new certificates representing this Warrant entitling the Holder to purchase in the aggregate the same number of Warrant Shares referred to in this Warrant.

The Holder hereof and the Company, by acceptance and issuance of this Warrant, agree that this Warrant and all rights hereunder may not be transferred or assigned.

Nothing contained herein shall confer any right upon the Holder hereof or any other person to subscribe for or purchase any Warrant Shares at any time subsequent to the Time of Expiry and, from and after such time, this Warrant and all rights hereunder shall be void and of no value.

This Warrant shall not constitute the holder a stockholder of the Company unless exercised or unless the Warrant is converted.

IN WITNESS WHEREOF BAIXO RELOCATION SERVICES INC. has caused this Warrant to be signed by its authorized representative effective on this 1st day of December, 2016.

BAIXO RELOCATION SERVICES INC.

By:
President/Chief Executive Officer

2

FORM OF SUBSCRIPTION

To: BAIXO RELOCATION SERVICES INC.

THE WARRANTS REPRESENTED HEREBY ARE NON-TRANSFERABLE AND WILL BE VOID AND OF NO VALUE UNLESS EXERCISED ON OR BEFORE 5:00 P.M. (EAST COAST TIME) ON DECEMBER 1, 2019.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE LAWS OF ANY STATE, AND ARE BEING ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION PERTAINING TO SUCH SECURITIES AND PURSUANT TO A REPRESENTATION BY THE SECURITY HOLDER NAMED HEREON THAT SAID SECURITIES HAVE BEEN ACQUIRED FOR PURPOSES OF INVESTMENT AND NOT FOR PURPOSES OF DISTRIBUTION. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION, OR THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION. FURTHERMORE, NO OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS TO TAKE PLACE WITHOUT THE PRIOR WRITTEN APPROVAL OF COUNSEL TO THE COMPANY. THE STOCK TRANSFER AGENT HAS BEEN ORDERED TO EFFECTUATE TRANSFERS ONLY IN ACCORDANCE WITH THE ABOVE INSTRUCTIONS.

The undersigned Holder of the attached Warrant hereby subscribes for _______________ Warrant Shares of Baixo Relocation Services Inc., a Nevada corporation (the “Company”) pursuant to the attached Warrant at the Warrant Exercise Price $0.40 per one full Warrant Share during the remaining portion of and prior to the end of the Time of Expiry.

(Or such number of other Warrant Shares or securities to which such subscription entitles it in lieu thereof or in addition thereto under the terms and conditions mentioned in the within Warrant) on the terms specified in the said Warrant. This subscription is accompanied by a certified cheque, bank draft, or money order payable to or to the order of the Company for the whole amount of the purchase price of the said Warrant Shares.

The undersigned hereby irrevocably directs that above-mentioned number of Warrant Shares are to be registered as follows:

Name	Address	Gov. ID No.	Number of Warrant Shares

DATED on this _____ day of _______________, 20__.

_________________________________________

Signature of Holder)

_________________________________________

Print Name of Holder

(If Warrant Holder is not an individual, name and title of signatory)

The Warrant Share certificate(s) will be mailed by registered or certified mail to the address appearing on the face page of the Warrant certificate.

3

SCHEDULE A

TERMS AND CONDITIONS

Of

WARRANTS

THE WARRANTS REPRESENTED HEREBY ARE NON-TRANSFERABLE AND WILL BE VOID AND OF NO VALUE UNLESS EXERCISED ON OR BEFORE 5:00 P.M. DECEMEBR 1, 2019 AND MAY EXPIRE EARLIER IN CERTAIN CIRCUMSTANCES.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE LAWS OF ANY STATE, AND ARE BEING ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION PERTAINING TO SUCH SECURITIES AND PURSUANT TO A REPRESENTATION BY THE SECURITY HOLDER NAMED HEREON THAT SAID SECURITIES HAVE BEEN ACQUIRED FOR PURPOSES OF INVESTMENT AND NOT FOR PURPOSES OF DISTRIBUTION. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION, OR THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION. FURTHERMORE, NO OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS TO TAKE PLACE WITHOUT THE PRIOR WRITTEN APPROVAL OF COUNSEL TO THE COMPANY. THE STOCK TRANSFER AGENT HAS BEEN ORDERED TO EFFECTUATE TRANSFERS ONLY IN ACCORDANCE WITH THE ABOVE INSTRUCTIONS.

These are the Terms and Conditions which are attached to the Warrants issued by Baixo Relocation Services Inc.

ARTICLE ONE - INTERPRETATION

Section 1.01 - Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent:

(a)	“Company” means Baixo Relocation Services Inc. or any successor Company referred to in Article 7 hereinbelow;

(b)	“Company’s Auditors” means an independent firm of accountants duly appointed as auditors of the Company;

(c)	“Director” means a director of the Company for the time being, and reference, without more, to action by the Directors of the Company shall mean action taken by the directors of the Company as a board, or whenever duly empowered, action by an executive committee of the board;

4

(d)	“Issuance Date” means that date on which the Company issued the attached Warrants;

(e)	“person” means an individual, Company, partnership, trustee or any unincorporated organization, and any words importing persons have a similar meaning;

(f)	“shares” means the U.S. $0.001 par value common shares in the capital of the Company as constituted at the Issuance Date and any shares resulting from any subdivision or consolidation of the shares;

(g)	“Time of Expiry” means 5:00 p.m. (Eastern Standard Time) on December 1, 2019;

(h)	“Warrant Exercise Price” means U.S. $0.40 per Warrant Share;

(i)	“Warrant Holders” or “Holders” means the bearers of the Warrants for the time being;

(j)	“Warrant Holders’ Request” means an instrument signed in one or more counterparts by Warrant Holders entitled to purchase in the aggregate not less than 25% of the aggregate number of Warrant Shares which could be purchased pursuant to all the Warrants outstanding for the time being, requesting the Company to take some action or proceeding;

(k)	“Warrants” means the Warrants of the Company issued and presently authorized, as set out in Section 2.01 and for the time being outstanding, and any other warrants made subject to these Terms and Conditions;

(l)	“Warrant Shares” means the shares in the capital of the Company issuable upon the exercise of the within Warrants by the Holder thereof.

Section 1.02 - Applicable Law

The Warrants will be construed in accordance with the laws of the Province of Ontario.

5

ARTICLE TWO - ISSUE OF WARRANTS

Section 2.01 - Issue of Aggregate Warrants

Warrants entitling the Holders thereof to purchase an aggregate of up to 13,162,500 Warrant Shares are authorized to be issued by the Company on the basis of an issue of 13,162,500 Warrants where one Warrant is required to purchase one Warrant Share of the Company.

Section 2.02 - Additional Warrants

Nothing contained herein shall preclude the Company from time to time to make further equity or debt offerings and sell additional shares, warrants or grant options or similar rights to purchase shares of its capital stock.

Section 2.03 - Issue in Substitution for Lost Warrants

(a)	Subject to Section 2.03(b) hereinbelow, if a Warrant is mutilated, lost, destroyed or stolen, the Company shall issue and deliver a new Warrant of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant, and the substituted Warrant will be entitled to the benefit of these Terms and Conditions and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

(b)	The applicant for the issue of a new Warrant will bear the cost of its issue and in case of loss, destruction or theft, furnish to the Company such evidence of ownership and of loss, destruction or theft of the Warrant so lost, destroyed or stolen, as will be satisfactory to the Company in its discretion, and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection with such issuance of a new Warrant.

Section 2.04 - Warrant Holder Not a Shareholder

The holding of a Warrant will not constitute the Holder a stockholder of the Company, nor entitle him to any right or interest except as expressly provided in the Warrant and herein.

ARTICLE THREE - OWNERSHIP AND TRANSFER

Section 3.01 - Exchange of Warrants

(a)	Warrants in any authorized denomination may, upon compliance with the reasonable requirements of the Company, be exchanged for Warrants in any other authorized denomination, of the same class and date of expiry, entitling the Holder to purchase an equal aggregate number of shares at the same subscription price and on the same terms as the Warrants so exchanged.

(b)	Warrants may be exchanged only at the office of the Company and any Warrants tendered for exchange will be surrendered to the Company and cancelled.

(c)	On exchange of Warrants the Company, except as otherwise herein provided, may charge a sum not exceeding U.S. $100.00 for each new Warrant issued, and payment of such charges and of any transfer taxes or governmental or other charges required to be paid will be made by the party requesting such exchange.

6

Section 3.02 - Ownership of Warrants

(a)	The Company may deem and treat the registered holder of any Warrant as the absolute owner of such Warrant, for all purposes, and will not be affected by any notice or knowledge to the contrary.

(b)	The registered holder of any Warrant will be entitled to the rights evidenced by such Warrant free from all equities or rights of set-off or counterclaim between the Company and the original or any intermediate Holder and all persons may act accordingly, and the receipt of any such bearer for the shares will be a good discharge to the Company for the same and the Company will not be bound to inquire into the title of any such bearer.

Section 3.03 - Transfer of Warrants

The Warrants are non-transferable.

Section 3.04 - Notice to Warrant Holders

Any notice to be given to Warrant Holders will be deemed to be validly given if delivered or sent by ordinary post addressed to such Warrant Holders at the addresses appearing on the register hereinbefore-mentioned and shall be deemed to have been effectively given on the date of delivery or, if mailed, on the seventh business day following the date of mailing.

ARTICLE FOUR - EXERCISE OF WARRANTS

Section 4.01 - Method of Exercise of Warrants

The right to purchase Warrant Shares conferred by the Warrants may be exercised, before the Time of Expiry, by the Holder of such Warrant surrendering it, with a duly completed and executed subscription in the form attached thereto and cash or a certified cheque, bank draft, or money order payable in U.S. funds to or to the order of the Company, for the Warrant Exercise Price per Warrant Share applicable at the time of surrender in respect of the Warrant Shares subscribed for in lawful money of the United States, to the Company at its executive office in Oakville, Ontario.

Section 4.02 - Effect of Exercise of Warrants

As soon as practicable after surrender and payment, and subject to the terms and conditions set forth herein, the Company will cause to be delivered to the person or persons in whose name or names the Warrant Shares subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of Warrant Shares not exceeding those which the Warrant Holder is entitled to purchase pursuant to the Warrant surrendered. Upon issuance, such person or persons shall be deemed to have become the holder or holders of record of such Warrant Shares on the date of surrender and payment.

7

Section 4.03 - Subscription for Less than Entitlement

The Holder of any Warrant may subscribe for and purchase a number of Warrant Shares less than the number which he is entitled to purchase pursuant to the surrendered Warrant. In the event of any purchase of a number of Warrant Shares less than the number which can be purchased pursuant to a Warrant, the Company will issue a new Warrant in respect of the balance of the Warrant Shares which the Holder was entitled to purchase pursuant to the surrendered Warrant and which were not then purchased.

Section 4.04 - Warrants for Fractions of Warrant Shares

No fractional Warrant Shares shall be issued upon exercise of these Warrants. If any fractional interest in a Warrant Share would, except for the provisions of the first sentence of this Section 4.04, be deliverable upon the exercise of a Warrant, the number of Warrant Shares to be issued to the Warrant Holder upon exercise of the Warrant shall be rounded up to the next whole number.

Section 4.05 - Expiration of Warrants

After the Time of Expiry all rights attaching to the Warrants will wholly cease and terminate and the Warrants will be void and of no effect.

Section 4.06 - Warrant Exercise Price

The Warrant Exercise Price per Warrant Share which must be paid to exercise a Warrant is as prescribed by resolution of the Board of Directors of the Company and set forth in this Warrant certificate subject to adjustment as provided for herein.

Section 4.07 - Adjustment of Subscriptions Rights and Exercise Price

The Warrant Exercise Price and the number of Warrant Shares deliverable upon the exercise of the Warrants will not be subject to any adjustment involving a share reorganization, rights offering, special distribution to shareholders or capital reorganization.

8

Section 4.08 - Legending of Warrants and Warrant Shares

(a)	The Holder of any Warrants hereby agrees and consents by acceptance hereof that the certificate or certificates representing any Warrants or Warrant Shares shall be impressed with a legend (the “Legend”) reciting that the transfer thereof is restricted for a prescribed period (the “Restricted Period”), substantially in the following form:

“The securities represented by this certificate have not been registered under the United States Securities Act of 1933, as amended, or the laws of any state, and have been issued pursuant to an exemption from registration pertaining to such securities and pursuant to a representation by the security holder named hereon that said securities have been acquired for purposes of investment and not for purposes of distribution. These securities may not be offered, sold, transferred, pledged or hypothecated in the absence of registration, or the availability of an exemption from such registration. Furthermore, no offer, sale, transfer, pledge or hypothecation is to take place without the prior written approval of counsel to the issuer being affixed to this certificate. The stock transfer agent has been ordered to effectuate transfers of this certificate only in accordance with the above instructions.”.

(b)	The Holder and any transferee thereof acknowledges by acceptance hereof that if any Warrants are exercised during the Restricted Period the certificate or certificates representing the Warrant Shares issuable upon such exercise shall also be impressed with the Legend set forth above unless counsel reasonably acceptable to the Company delivers an unqualified opinion that such Legend need not be imposed.

ARTICLE FIVE - COVENANTS BY THE COMPANY

Section 5.01 - Reservation of Warrant Shares

The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of shares to satisfy the rights of purchase in the Warrants should the Holders of all the Warrants from time to time outstanding determine to exercise such rights in respect of all Warrant Shares which they are or may be entitled to purchase pursuant thereto.

9

ARTICLE SIX - MODIFICATION OF TERMS, MERGER, SUCCESSORS

Section 6.01 - Modification of Terms for Certain Purposes

From time to time the Company may, and it will, when so directed by these presents, modify these Terms and Conditions, for any one or more or all of the following purposes:

(a)	adding to or altering these provisions in respect of the registration and transfer of Warrants making provision for the exchange of Warrants of different denominations; and making any modification in the form of the Warrants which does not affect their substance;

(b)	for any other purpose, including the correction or rectification of any ambiguous, defective provisions, errors or omissions herein; and

(c)	to evidence any succession of any Company and the assumption by any successor of the covenants of the Company and in the Warrants contained as provided in this Article.

Section 6.02 - No Extension of Expiry Date

Notwithstanding Section 6.01, no modification will be made to the Time of Expiry without the prior consent of the Directors of the Company together with all recognized stock exchange or over-the-counter or bulletin board trading markets and regulatory authorities who may have, from time to time, jurisdiction over the affairs of the Company.

Section 6.03 - Company May Consolidate, etc. on Certain Terms

Nothing will prevent any consolidation, amalgamation or merger of the Company with or into any other corporation or corporations; however, the corporation formed by such consolidation or into which such merger will have been made will be a corporation organized and existing under the laws of Canada or of the United States of America, or any Province, State, District or Territory thereof, and will, simultaneously with such consolidation, amalgamation or merger assume the due and punctual performance and observance of all the covenants and conditions hereof to be performed or observed by the Company.

Section 6.04 - Successor Company Substituted

In case the Company is consolidated, amalgamated or merged with or into any other corporation or corporations, the successor corporation formed by such consolidation or amalgamation, or into which the Company will have been merged, will succeed to and be substituted for the Company hereunder. Such changes in phraseology and form (but not in substance) may be made in the Warrants as may be appropriate in view of such consolidation, amalgamation or merger.

__________

10